UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2015 (September 16, 2015)

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On September 16, 2015, Peabody Energy Corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in New York, New York. At the Special Meeting, the proposals set forth below were submitted to a vote of the Company’s stockholders. Of the votes received, approximately 90% of the shares of the Company's common stock voted to approve an amendment to the Company's Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of the common stock, and if and when such reverse stock split is effected, reduce the number of authorized shares of the common stock by the approved reverse split ratio. The final voting results are as follows:

	For	Against	Abstain	Broker Non-Votes
Approval of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to (i) effect a reverse stock split of the common stock at a ratio determined by the Company’s Board of Directors (or any authorized committee of the Board of Directors) from five designated alternatives and, (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of the common stock by the approved reverse split ratio.	182,256,029	18,477,779	1,956,864	—
Approval of the adjournment of the Special Meeting from time to time, if necessary or advisable (as determined by the Company) to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the above proposal.	172,845,675	27,963,460	1,881,537	—

Item 7.01 Regulation FD Disclosure
On September 16, 2015, the Company issued a press release announcing the reverse stock split. A copy of the press release is attached hereto as Exhibit 99.1.
The above information (including Exhibit 99.1) is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
The following exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Company press release dated September 16, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PEABODY ENERGY CORPORATION

September 17, 2015	By:	/s/ A. Verona Dorch
Name: A. Verona Dorch
Title: Executive Vice President, Chief Legal Officer, Government Affairs and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Company press release dated September 16, 2015.

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